UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2019

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300 Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	HPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust.

Item 1.01. Entry Into a Material Definitive Agreement.

On September 10, 2019, we agreed to sell $825,000,000 aggregate principal amount of our 4.350% Senior Notes due 2024, or the 2024 Notes, $450,000,000 aggregate principal amount of our 4.750% Senior Notes due 2026, or the 2026 Notes, and $425,000,000 aggregate principal amount of our 4.950% Senior Notes due 2029, or the 2029 Notes and, together with the 2024 Notes and the 2026 Notes, the Notes, in underwritten public offerings pursuant to an underwriting agreement, dated September 10, 2019, or the underwriting agreement, with BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and Wells Fargo Securities, LLC, as the representatives of the several underwriters named in Schedule A therein. The Notes are expected to be issued on or about September 18, 2019. Each series of the Notes will be issued under our Indenture dated as of February 3, 2016, or the Base Indenture, and supplemental indentures thereto, each a Supplemental Indenture, between us and U.S. Bank National Association, as trustee. The Notes will be our senior unsecured obligations. Each series of the Notes will have certain restrictive financial and operating covenants, including covenants that restrict our ability to incur debts, including debts secured by mortgages on our properties, in excess of calculated amounts, and require us to maintain various financial ratios.

The 2024 Notes were sold to the public at 99.882% of their principal amount, the 2026 Notes were sold to the public at 99.844% of their principal amount and the 2029 Notes were sold to the public at 98.954% of their principal amount. We intend to use the estimated $1.68 billion of net proceeds after payment of the underwriting discounts and other estimated offering expenses payable by us to finance, in part, our purchase of a net lease portfolio from Spirit MTA REIT, or SMTA, for $2.4 billion in cash, excluding transaction costs and subject to customary adjustments and prorations, or the SMTA Transaction.  Pending the consummation of the SMTA Transaction and the use of proceeds described above, we may repay future amounts outstanding under our existing revolving credit facility or use the net proceeds for general business purposes, or we may invest the net proceeds from these offerings in short term investments, some or all of which may not be investment grade rated.

The foregoing descriptions of the underwriting agreement, the Base Indenture, the Supplemental Indentures and of the covenants applicable to the Notes are not complete and are subject to and qualified in their entireties by reference to the underwriting agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K, the supplemental indentures, the forms of which are filed as Exhibits 4.1, 4.2 and 4.3 to this Current Report on Form 8-K and the Base Indenture, which is filed as Exhibit 4.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on February 4, 2016, each of which is incorporated herein by reference.

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these transactions.

A prospectus supplement relating to the Notes will be filed with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Warning Concerning Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. For example:

•	We expect to issue and deliver the Notes on or about September 18, 2019. In fact, the issuance and delivery of the Notes is subject to various conditions and contingencies as are customary in underwriting agreements in the United States. If these conditions are not satisfied or the specified contingencies do not occur, these offerings may be delayed or may not be completed.

•	Our current intent is to use the proceeds from the offerings of the Notes to finance, in part, the SMTA Transaction, and, pending the consummation of the SMTA Transaction and such use of proceeds, we may repay future amounts outstanding under our revolving credit facility or use the net proceeds for general business purposes, or we may invest the net proceeds from these offerings in short term investments, some or all of which may not be investment grade rated; the receipt and use of the proceeds is dependent on the closing of these offerings and may not occur; further the SMTA Transaction is subject to certain customary conditions and we cannot be sure that such conditions will be satisfied. Accordingly, the SMTA Transaction may not close or the terms of the SMTA Transaction may change.

For these reasons, among others, you are cautioned not to place undue reliance upon forward-looking statements.

The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein identifies other important factors that could cause our actual results to differ materially from those in our forward-looking statements. Our filings with the SEC are available on the SEC’s website at www.sec.gov.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of September 10, 2019, between the Company and the underwriters named therein, pertaining to $825,000,000 in aggregate principal amount of the Company’s 4.350% Senior Notes due 2024, $450,000,000 in aggregate principal amount of the Company’s 4.750% Senior Notes due 2026 and $425,000,000 in aggregate principal amount of the Company’s 4.950% Senior Notes due 2029. (Filed herewith.)

4.1	Form of Sixth Supplemental Indenture between the Company and U.S. Bank National Association, including the form of 4.350% Senior Note due 2024. (Filed herewith.)

4.2	Form of Seventh Supplemental Indenture between the Company and U.S. Bank National Association, including the form of 4.750% Senior Note due 2026. (Filed herewith.)

4.3	Form of Eighth Supplemental Indenture between the Company and U.S. Bank National Association, including the form of 4.950% Senior Note due 2029. (Filed herewith.)

5.1	Opinion of Sullivan & Worcester LLP. (Filed herewith.)

5.2	Opinion of Venable LLP. (Filed herewith.)

8.1	Opinion of Sullivan & Worcester LLP re: tax matters. (Filed herewith.)

23.1	Consent of Sullivan & Worcester LLP (contained in Exhibits 5.1 and 8.1).

23.2	Consent of Venable LLP (contained in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Date: September 12, 2019

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